UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 3, 2013

SAFEWAY INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-00041	94-3019135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5918 Stoneridge Mall Road, Pleasanton, California	94588-3229
(Address of Principal Executive Offices)	(Zip Code)
(925) 467-3000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On November 3, 2013, Safeway Inc. ("Safeway") completed the previously announced sale of its Canadian operations through a sale of substantially all of the net assets of Canada Safeway ULC (formerly Canada Safeway Limited) ("CSL") to Sobeys Inc., a Canadian food retailer and wholly owned subsidiary of Empire Company Limited for C$5.8 billion in cash (about C$4.0 billion after taxes and expenses), plus the assumption of certain liabilities.

The foregoing description of the sale of substantially all of the net assets of CSL is not intended to be complete and is qualified in its entirety by the terms of the Asset Purchase Agreement filed as Exhibit 2.1 to the Form 8-K filed by Safeway on June 13, 2013, as amended by that certain Amendment to Asset Purchase Agreement filed as Exhibit 2.2 to this Form 8-K, and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing the completion of the sale of substantially all of the net assets of CSL is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The information furnished under Item 7.01 in this Form 8-K, including the information contained in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Safeway, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.
(b) Pro forma Financial Information.
Unaudited pro forma financial information of Safeway to give effect to the disposition of substantially all of the net assets of CSL is included in Exhibit 99.2 attached hereto and is incorporated by reference to this Item 9.01. The unaudited pro forma financial information does not purport to be indicative of the results that would have been obtained if the sale of substantially all of the net assets of CSL had been completed as of the dates indicated therein.
(d) Exhibits.

Exhibit No.
2.1
Asset Purchase Agreement, dated June 12, 2013, among Safeway Inc., Canada Safeway Limited, Canada Safeway Liquor Stores ULC, Safeway New Canada, Inc., Sobeys Inc. and Empire Company Limited (incorporated by reference to Exhibit 2.1 to Safeway's Current Report on Form 8-K dated June 13, 2013).

2.2
Amendment to Asset Purchase Agreement, dated October 30, 2013, among Safeway Inc., Canada Safeway UCL, Canada Safeway Liquor Stores ULC, Safeway New Canada, Inc., Sobeys Inc. and Empire Company Limited.

99.1	Press Release dated November 4, 2013 of Safeway Inc.
99.2	Pro forma financial information of Safeway Inc. (unaudited).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFEWAY INC.
(Registrant)

November 6, 2013	By:	/s/ Robert A. Gordon
	Name:	Robert A. Gordon
	Title:	Senior Vice President,
Secretary & General Counsel

EXHIBIT INDEX

Exhibit No.
2.1
Asset Purchase Agreement, dated June 12, 2013, among Safeway Inc., Canada Safeway Limited, Canada Safeway Liquor Stores ULC, Safeway New Canada, Inc., Sobeys Inc. and Empire Company Limited (incorporated by reference to Exhibit 2.1 to Safeway's Current Report on Form 8-K dated June 13, 2013).

2.2
Amendment to Asset Purchase Agreement, dated October 30, 2013, among Safeway Inc., Canada Safeway UCL, Canada Safeway Liquor Stores ULC, Safeway New Canada, Inc., Sobeys Inc. and Empire Company Limited.

99.1	Press Release dated November 4, 2013 of Safeway Inc.
99.2	Pro forma financial information of Safeway Inc. (unaudited).